UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

SCHLUMBERGER N.V.

(SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A. 77056

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2017 Schlumberger Omnibus Stock Incentive Plan

The stockholders of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), approved the adoption of the 2017 Schlumberger Omnibus Stock Incentive Plan (the “2017 Incentive Plan”) at the 2017 Annual Meeting of Stockholders of Schlumberger (the “Annual Meeting”) held on April 5, 2017.

The 2017 Incentive Plan provides for the grant to Schlumberger employees of stock options, cash, stock appreciation rights, and stock awards, which may include restricted stock or restricted stock units. A total of 30 million shares of Schlumberger common stock are subject to the 2017 Incentive Plan, and all of such shares may be subject to incentive stock options. Awards may be granted under the 2017 Incentive Plan on or before April 5, 2027.

The 2017 Incentive Plan was approved by Schlumberger’s Board of Directors on January 19, 2017, subject to stockholder approval. The foregoing description of the 2017 Incentive Plan is qualified in its entirety by reference to the text of the 2017 Incentive Plan, which is referred to in Exhibit 10.1 hereto and incorporated herein by reference.

Amendment and Restatement of Schlumberger Discounted Stock Purchase Plan

The stockholders of Schlumberger also approved at the Annual Meeting an amendment and restatement (the “DSPP Amendment”) of the Schlumberger Discounted Stock Purchase Plan (the “DSPP”). The DSPP Amendment increases the number of shares of common stock available for purchase under the DSPP by 18 million shares.

The DSPP Amendment was approved by Schlumberger’s Board of Directors on January 19, 2017, subject to stockholder approval, and is effective as of January 19, 2017. The foregoing description of the DSPP Amendment is qualified in its entirety by reference to the text of the amended and restated DSPP, which is referred to in Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on April 5, 2017, the stockholders of Schlumberger:

•	Item 1—elected all 12 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•	Item 3—conducted an advisory vote on the frequency of future advisory votes on Schlumberger’s executive compensation;

•	Item 4—approved Schlumberger’s Consolidated Balance Sheet as at December 31, 2016, its Consolidated Statement of Income for the year ended December 31, 2016, and the declarations of dividends by the Board of Directors in 2016 as reflected in Schlumberger’s 2016 Annual Report to Stockholders;

•	Item 5—approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2017;

•	Item 6—approved the adoption of the 2017 Schlumberger Omnibus Stock Incentive Plan; and

•	Item 7—approved the adoption of an amendment and restatement of the Schlumberger Discounted Stock Purchase Plan.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on February 21, 2017 (the “Definitive Proxy Statement”).

The results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non-votes
Peter L.S. Currie	1,066,292,554	11,590,156	1,783,280	108,355,906
Miguel M. Galuccio	1,070,725,475	7,147,702	1,792,813	108,355,906
V. Maureen Kempston Darkes	973,128,350	104,731,325	1,806,315	108,355,906
Paal Kibsgaard	1,057,792,011	18,192,908	3,681,071	108,355,906
Nikolay Kudryavtsev	1,068,871,116	8,936,135	1,858,739	108,355,906
Helge Lund	1,072,282,396	5,601,713	1,781,881	108,355,906
Michael E. Marks	1,055,981,427	21,879,211	1,805,352	108,355,906
Indra K. Nooyi	1,064,913,762	12,988,095	1,764,133	108,355,906
Lubna S. Olayan	1,068,231,902	9,590,753	1,843,335	108,355,906
Leo Rafael Reif	1,063,323,191	14,535,193	1,807,606	108,355,906
Tore I. Sandvold	1,063,908,676	13,929,961	1,827,353	108,355,906
Henri Seydoux	1,074,641,305	3,220,776	1,803,909	108,355,906

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 96.0% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
1,033,016,550	43,181,393	3,468,047	108,355,906

Item 3—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The advisory vote on the frequency of future advisory votes on Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was concluded with approximately 91.6% of the votes cast at the Annual Meeting voting in favor of annual votes.

One Year	Two Year	Three Year	Abstain	Broker Non-votes
986,363,303	1,781,875	89,252,581	2,268,231	108,355,906

Item 4—Financial Statements and Dividends

The proposal to approve Schlumberger’s Consolidated Balance Sheet as at December 31, 2016, its Consolidated Statement of Income for the year ended December 31, 2016, and the declarations of dividends by the Board of Directors in 2016 as reflected in Schlumberger’s 2016 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.8% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,180,870,903	1,965,441	5,185,552	0

Item 5—Independent Registered Public Accounting Firm

The proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2017, as described in the Definitive Proxy Statement, was approved with approximately 98.1% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,163,717,584	22,451,460	1,852,852	0

Item 6—Adoption of 2017 Schlumberger Omnibus Stock Incentive Plan

The proposal to approve the adoption of the 2017 Schlumberger Omnibus Stock Incentive Plan, as described in the Definitive Proxy Statement, was approved with approximately 96.6% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,042,977,626	33,243,513	3,444,851	108,355,906

Item 7—Amendment and Restatement of Schlumberger Discounted Stock Purchase Plan

The proposal to approve the adoption of an amendment and restatement of the Schlumberger Discounted Stock Purchase Plan, as described in the Definitive Proxy Statement, was approved with approximately 99.1% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,069,673,258	6,767,170	3,225,562	108,355,906

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Schlumberger 2017 Omnibus Stock Incentive Plan (incorporated by reference to Appendix B of Schlumberger’s Definitive Proxy Statement filed with the SEC on February 21, 2017).

10.2	Schlumberger Discounted Stock Purchase Plan, as amended and restated effective as of January 19, 2017 (incorporated by reference to Appendix C of Schlumberger’s Definitive Proxy Statement filed with the SEC on February 21, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: April 5, 2017